SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 24, 2003

(Date of earliest event reported)

JOHNSONDIVERSEY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-97427	39-1877511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of principal executive offices, including zip code)

(262) 631-4001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7    Exhibits

(a)	Financial Statements of Businesses Acquired:

Not applicable.

(b)	Pro Forma Financial Information:

Not applicable.

(c)	The following exhibit is filed as a part of this current report on Form 8-K:

Exhibit Number	Description
99.1	JohnsonDiversey, Inc. news release, dated March 24, 2003.

Item 9     Disclosure of Results of Operations and Financial Condition

On March 24, 2003, JohnsonDiversey, Inc. issued a news release announcing its financial results for the fourth quarter of and year ended January 3, 2003. A copy of the news release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference. The information filed in this current report on Form 8-K is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by JohnsonDiversey as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 9.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JOHNSONDIVERSEY, INC. (a Delaware Corporation)

By:	/S/ MICHAEL J. BAILEY
Name: Michael J. Bailey Title: Senior Vice President and Chief Financial Officer

Dated: March 25, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	JohnsonDiversey, Inc. news release, dated March 24, 2003.